Prudential's
Long Term Growth Account



[PHOTO]



Annual Report
to Participants

December 31, 1997

[LOGO] Prudential

       The Prudential Insurance Company of America
       30 Scranton Office Park
       Scranton, PA 18507-1789

--------------------------------------------------------------------------------

Committed to providing superior investment, administrative and recordkeeping services to institutional clients.

                                     [LOGO]

Our New Look.

You'll notice that we've made a few changes in your Annual Report this year. We've redesigned and expanded the Report so we could more fully discuss the performance, strategy and outlook of the Long Term Growth Account. Our goal is to provide you with a clear, concise and candid analysis of activity. We trust that you will find this Report useful.

================================================================================
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for VCA-2. It is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long Term Growth Account, or the Account). VCA-2 is distributed by Prudential Investment Management Services LLC, an affiliate of The Prudential Insurance Company of America. VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ.

Year Ended December 31, 1997

=================================
"We're quite pleased with the
return on stocks in the last five
years, but we don't think this
divergence from historical norms
can continue indefinitely"


Letter
To Participants


Dear Participant:

We are pleased to provide our Annual Report to you on the investment performance of the Long Term Growth Account.

It has been another exceptional year. For the third year in a row (and the first time in history), stock prices have risen by more than 20%, driven by unexpectedly high corporate profits and surprisingly low inflation. Bonds also performed quite well, with total returns averaging just below 10%.

We live in remarkable times. The U.S. economy grew by almost 4% in 1997, yet inflation fell to 1.7%, the lowest since oil prices collapsed 11 years ago. Unemployment dipped below 5% for the first time since the 1970s. And consumer confidence was the highest in 28 years. Yet, we live in a global economy. The economic turmoil, stock market and currency declines in Asia impacted global markets in the fourth quarter and the economic effects on the world's growth are not yet clear.

How Did The Account Perform?

You'll be pleased to know that the Long Term Growth Account delivered returns similar to those of the broader markets and consistent with the strategies around which it is designed. In fact, the Long Term Growth Account beat its competitors and the S&P 500 Index over the 5 and 10 year periods.

It's Long-Term Performance That Counts.

Although in this Report we're focusing primarily on one year performance, remember that it's long-term performance that counts. Review your Account's 1997 performance, but also be sure to examine its longer-term record as well. You'll note that over the past three, five and 10 years, this Account has delivered excellent performance, both on an absolute basis and in comparison with funds having similar objectives.

Our goal is to achieve this kind of above-average investment performance over time. Such consistency is important, because most people buy variable annuity products, such as the Long Term Growth Account, to achieve long-term goals. We encourage you to think about your horizon and risk tolerance and to consider future potential returns rather than focusing on past performance. Past performance does not guarantee future results.

[PHOTO]

Mendel A. Melzer, CFA
Chairman


What Goes Up Can Also Go Down.

While discussing the long-term, we think it's crucial to remind participants that stocks have offered a 10.7% average annual return over the last 70 years -- about half of what they have given us over the last five years. And since 1980, corporate revenues have risen 4% a year, while earnings have risen almost twice as fast, and stock prices four times as much.

Can this continue? We're quite pleased with the return on stocks in the last five years, but we don't think this divergence from historical norms can continue indefinately. It's simply the law of averages. We must remember that with return comes risk -- that stocks can and do go down, as well as up. If you have benefited more than you expected in recent years, then at some point, you will surely benefit less. The only question is: When? Given the very serious economic crisis in Asia, it could be sooner, rather than later.

With this in mind, stocks ought to remain a primary focus for most investors looking for long-term wealth accumulation. If you wish, contact your financial advisor/representative for assistance in structuring a program to help meet your needs.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.


/s/ Mendel Melzer

Mendel A. Melzer, CFA
Chairman

VCA-2 Long Term Growth Account

Performance Summary.

Your Account returned 31.89% in 1997, almost three times the 10.70% historical average for stocks.+ It was the third successive year of unusually high gains for U.S. stocks. The return on your Account was more than six percentage points above the average of the Variable Insurance Products (VIP) Growth category as reported by Lipper Analytical Services, but general equities -- including your Account -- trailed the overall stock market. However, over the five- and ten-year periods your Account beat both its competitors and the S&P 500.

================================================================================
Average Annual Returns Through December 31, 1997.

                                           One      Three       Five        Ten
                                          Year       Year       Year       Year
--------------------------------------------------------------------------------
 Long Term Growth Account(1)             31.89%     29.20%     21.34%     19.52%
--------------------------------------------------------------------------------
 Long Term Growth Account(2)             27.85%     27.36%     19.98%     18.47%
--------------------------------------------------------------------------------
 Lipper (VIP) Growth Avg.(3)             25.36%     26.15%     17.27%     16.59%
--------------------------------------------------------------------------------
 S&P 500(4)                              33.35%     31.13%     20.25%     18.02%
--------------------------------------------------------------------------------
Long Term Growth Account inception date: 7/1/68.
================================================================================

================================================================================
$10,000 Invested Over Ten Years.

                   [Graphical Representation of Mountain Chart]



--------------------------------------------------------------------------------

These results represent past performance and are no guarantee of future performance. Investment return and principal value of the Long Term Growth Account will fluctuate resulting in a value which may at any time, including the time of withdrawal of the cash value, be more or less than the total principal investment made.

Investment in the Long Term Growth Account involves various risks which are more fully described in the prospectus. For more complete information about the Account, including charges and expenses, contact Prudential for a free prospectus. Please read it carefully before investing. The Long Term Growth Account is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ and is distributed by Prudential Investment Management Services LLC, an affiliate of Prudential Investments.

(1) The results are shown after the deduction of all expenses including investment management and mortality and expense charges but do not include the effect of any sales charge.

(2) The results are shown after the deduction of all expenses including investment management, mortality and expense charges and in addition reflect the deduction of a front-end 21/2% sales charge and the impact of an annual account charge.

(3) The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(4) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Account. The securities that comprise the S&P 500 may differ substantially from the securities in the Account. The S&P 500 is not the only index that may be used to characterize performance of this Account, and other indices may portray different comparative performance.

+ Source: Ibbotson Associates.


================================================================================

Investment Goal

Long term growth of capital.

Types of Investments

Primarily stocks of a diversified group of companies in a variety of industries.

Investment Style

This Account uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.


Performance Review.

Media companies did well. We had a focus on media companies, and they performed extraordi- narily well. We had substantial investments in Comcast, Century Communications, U.S. West Media Group, and others. Overall, our media stocks gained 65% in 1997.

Finance led the market. The financial sector was the best-performing sector in 1997. We had a larger proportion of financial stocks than the S&P 500 and our holdings performed better, on average, lifting our return.

Bigger was better. The stock market was led by a select number of the largest, most familiar companies, whose high valuations made them unattractive to our value style of investing. The small and mid-size companies we held instead trailed.

Industrials stayed modestly priced. The earnings of industrials are sensitive to the rate of economic growth. Fear of an economic slowdown grew acute at the end of 1997. Since 45% of our holdings were in inexpensively purchased industrials, our return was held back.

Strategy Session.

Industrials offer the best value. After their decline at the end of 1997, industrials represent even better value than before. We continue to have a focus on them. Although we share the concerns of other investors that the Asian situation may slow U.S. economic growth, we think the impact will be modest. Current prices of industrial stocks appear to be based on a more dire assumption. Hence, we expect the industrials to provide a satisfactory return even in an economic slowdown. Their potential for price appreciation should their earnings reaccelerate, however, is considerable.

Hidden value even among financials. We still like the financial sector, particularly insurance companies, which have not yet participated in the rising market to the degree banks and financial service companies have. We've focused on some smaller insurance companies, such as Berkley W. R., the Trenwick Group, and Financial Security Association Holdings. The industry is consolidating to take advantage of productivity benefits from combinations. Both acquirers and acquisition targets can be good buys.

Smaller industrials as well. We continue to hold some small and midsize companies. S&P 500 stock prices have outpaced the prices of smaller companies; we believe the latter should have faster earnings growth in the future. This makes them a better value.

PORTFOLIO MANAGER
Roger Ford
Industrial Firms Attractively Priced.

"Value investors often benefit when most investors overreact to swings in the economy or to their expectations of economic change. When investors focus on the short-term prospect of an economic slowdown, cyclical stocks, for example -- whose earnings vary with the business cycle -- often are undervalued. Right now, the best source of investment value is the cyclical industrial sector."

[PHOTO]

PORTFOLIO MANAGER
   Roger Ford

================================================================================
Portfolio Composition.
                                                                        12/31/97
                                                                        --------
Industrial                                                                  45%
Consumer Growth                                                             17%
Finance                                                                     16%
Consumer Cyclical                                                            9%
Technology                                                                   7%
Energy                                                                       5%
Utility                                                                      1%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.




================================================================================
Top Ten Holdings.
                                                                        12/31/97
                                                                        --------
US West Media Group                                                       1.8%
Carbide/Graphite Group                                                    1.8%
NACRE Corp.                                                               1.6%
Norwest Corp.                                                             1.5%
Wolverine Tube Inc.                                                       1.5%
Berkley WR Corp.                                                          1.4%
Lincoln National Corp.                                                    1.4%
United Dominion Inds.                                                     1.3%
Comcast Corp. Special Cl A                                                1.3%
Borg Warner Auto Inc.                                                     1.3%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

                         Financial Highlights for VCA-2
                Income and Capital Changes Per Accumulation Unit*
          (For an Accumulation Unit outstanding throughout the period)

                                                                   Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------
                                           1997            1996            1995            1994             1993
-------------------------------------------------------------------------------------------------------------------
Investment Income ......................   $.2633        $ .2056          $ .2000         $.1896            $.2823
-------------------------------------------------------------------------------------------------------------------
Expenses
  For investment management fee ........    .0284           .0215           .0170           .0151            .0138
  For assuming mortality and
  expense risks ........................    .0850           .0646           .0511           .0453            .0412
-------------------------------------------------------------------------------------------------------------------
Net Investment Income ..................    .1499           .1195           .1319           .1292            .2273
-------------------------------------------------------------------------------------------------------------------
Capital Changes
  Net realized gain on investments .....   4.7245          2.3368          1.5228          1.0028           1.1147
  Net unrealized appreciation
  (depreciation) of investments ........   1.3843          1.7641          1.7558         (1.2955)           .9803
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in
Accumulation Unit Value ................   6.2587          4.2204          3.4105          (.1635)          2.3223
-------------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value
  Beginning of year ....................  19.6241         15.4037         11.9932         12.1567           9.8344
-------------------------------------------------------------------------------------------------------------------
  End of year .......................... $25.8828        $19.6241        $15.4037        $11.9932         $12.1567
-------------------------------------------------------------------------------------------------------------------
Ratio Of Expenses To
  Average Net Assets** .................      .50%            .50%            .50%            .50%             .50%
-------------------------------------------------------------------------------------------------------------------
Ratio Of Net Investment Income To
  Average Net Assets** .................      .70%            .69%            .96%           1.07%            2.06%
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate ................       47%             53%             42%             37%              47%
-------------------------------------------------------------------------------------------------------------------
Average Commission Rate Per Share ......    $.0548         $.0543             N/A             N/A              N/A
-------------------------------------------------------------------------------------------------------------------
Number of Accumulation Units Outstanding
  for Participants at end of year
  (000 omitted) ........................   28,643          30,548          31,600          32,624           32,968
-------------------------------------------------------------------------------------------------------------------

*Calculated by accumulating the actual per unit amounts daily.
**These calculations exclude Prudential's equity in VCA-2.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                     See Notes to Financial Statements

                          Financial Statements of VCA-2
                 Statement of Net Assets as of December 31, 1997


Common Stock                                                            Value
Investments                                           Shares          [Note 2A]
--------------------------------------------------------------------------------
Aerospace/Defense - 2.8%
Doncasters PLC - (ADR)
  (United Kingdom) +                                 185,700        $ 3,922,912
Gen Corp.                                            375,000          9,375,000
Litton Industries, Inc.+                             116,600          6,704,500
Primex Technologies                                   61,100          2,062,125
                                                                    -----------
                                                                     22,064,537
--------------------------------------------------------------------------------
Autos & Trucks - 2.3%
Borg-Warner Automotive, Inc.                         192,700         10,020,400
Lear Corp.+                                           90,300          4,289,250
Tower Automotive, Inc.+                               94,400          3,970,700
                                                                     ----------
                                                                     18,280,350
--------------------------------------------------------------------------------
Chemicals - 7.5%
Agrium, Inc.                                         618,300          7,535,531
Boc Group PLC (ADR)
  (United Kingdom)                                   127,600          4,202,825
Chemfirst, Inc.+                                     214,400          6,056,800
Cytec Industries, Inc.+                              118,700          5,571,481
Dow Chemical Co.                                      56,900          5,775,350
Imperial Chemical Industries
  (ADR) (United Kingdom)                              62,900          4,084,569
Mississippi Chemical Corp.                           420,714          7,678,030
Olin Corp.                                           132,200          6,196,875
Solutia, Inc.                                        182,700          4,875,806
Spartech Corp.                                       189,800          2,870,725
Union Carbide                                         97,600          4,190,700
                                                                     ----------
                                                                     59,038,692
--------------------------------------------------------------------------------
Computer Related - 0.3%
Digital Equipment Corp.+                              62,600          2,316,200
--------------------------------------------------------------------------------
Consumer Services - 3.0%
Archer-Daniels-Midland Co.                           112,135          2,431,928
Hilton Hotels Corp.+                                 125,400          3,730,650
Ogden Corp.                                          163,900          4,619,931
RFS Hotel Investors, Inc.+                           204,200          4,071,237
360 Communications Co.+                              192,800          3,892,150
Whitman Corp.                                        169,000          4,404,562
                                                                     ----------
                                                                     23,150,458
--------------------------------------------------------------------------------
Containers and Packaging - 2.8%
ACX Technologies, Inc.+                              135,100          3,301,506
Alltrista Corp.+                                     247,600          7,025,650
AptarGroup, Inc.                                      91,000         $5,050,500
U.S. Can Corp.+                                      380,600          6,422,625
                                                                     ----------
                                                                     21,800,281
--------------------------------------------------------------------------------
Electrical Equipment - 0.7%
Belden, Inc.                                         148,900          5,248,725
--------------------------------------------------------------------------------
Electronics - 3.6%
Anixter International, Inc.+                         193,000          3,184,500
Dallas Semiconductor Corp.                           182,400          7,432,800
Marshall Industries+                                 224,300          6,729,000
Methode Electronics, Inc.
  (Class "A" Stock)                                  164,100          2,666,625
Pioneer Standard
  Electronics, Inc.                                  528,800          8,064,200
                                                                     ----------
                                                                     28,077,125
--------------------------------------------------------------------------------
Enginering & Construction - 4.2%
American Standard
  Companies, Inc. +                                  113,500          4,348,469
Apogee Enterprises, Inc.+                             51,500            611,562
Cameron Ashley Building
  Products +                                         172,600          2,891,050
Giant Cement Holding, Inc.+                          400,000          9,250,000
Gradall Industries, Inc.+                            373,500          6,162,750
Texas Industries, Inc.                               215,500          9,697,500
                                                                     ----------
                                                                     32,961,331
--------------------------------------------------------------------------------
Exploration & Production - 4.6%
Cabot Oil & Gas Corp.                                216,600          4,210,162
Comstock Resources, Inc. +                           233,000          2,781,437
Occidental Petroleum Corp.                           231,400          6,782,912
Oryx Energy Co.+                                     335,600          8,557,800
Pioneer Natural Resources Co.                        271,800          7,865,212
Seagull Energy Corp.+                                 61,200          1,262,250
Vintage Petroleum, Inc.                              249,400          4,738,600
                                                                     ----------
                                                                     36,198,373
--------------------------------------------------------------------------------
Financial Services - 2.5%
Financial Security Assurance
  Holdings Corp.                                     195,500          9,432,875
Morgan Stanley Dean Witter
  Discover & Co.                                      12,100            715,412
Travelers Group, Inc.                                176,599          9,514,271
                                                                     ----------
                                                                     19,662,558
--------------------------------------------------------------------------------

                        See Notes to Financial Statements

                          Financial Statements of VCA-2
                 Statement of Net Assets as of December 31, 1997


Common Stock                                                            Value
Investments                                           Shares          [Note 2A]
--------------------------------------------------------------------------------
Healthcare - 2.1%
Columbia HCA Healthcare                              146,500        $ 4,340,062
Mallinckrodt, Inc.                                   106,300          4,039,400
Tenet Healthcare Corp.+                              255,700          8,470,063
                                                                    -----------
                                                                     16,849,525
--------------------------------------------------------------------------------
Housing Related - 2.1%
Furniture Brands
  International, Inc.+                               331,000          6,785,500
Owens Corning Fiberglass Corp.                       124,300          4,241,738
Triangle Pacific Corp.+                              152,800          5,176,100
                                                                     ----------
                                                                     16,203,338
--------------------------------------------------------------------------------
Insurance - 9.2%
Allied Group, Inc.                                   233,925          6,696,103
Lincoln National Corp.                               136,200         10,640,625
Loews Corp.                                           35,400          3,756,825
MMI Companies, Inc.                                  270,112          6,786,554
NAC Re Corp.                                         258,900         12,637,556
Reinsurance Group of America                         172,950          7,361,184
Safeco Corp.+                                         86,500          4,216,875
Trenwick Group, Inc.                                 250,000          9,406,250
W.R. Berkley Corp.                                   247,500         10,859,063
                                                                     ----------
                                                                     72,361,035
--------------------------------------------------------------------------------
Leisure - 2.4%
Darden Restaurants, Inc.                             638,200          7,977,500
Servico, Inc.+                                       320,600          5,410,125
Sonic Corp.+                                         185,000          5,203,125
                                                                     ----------
                                                                     18,590,750
--------------------------------------------------------------------------------
Machinery - 5.8%
Allied Products Corp.                                341,250          8,190,000
Applied Power Inc.
  (Class "A" Stock)                                  110,400          7,617,600
Columbus McKinnon Corp.                              224,900          5,453,825
Denison International, PLC -
  (ADR) (United Kingdom)+                            136,200          2,349,450
Hardinge, Inc.                                       198,800          7,405,300
Harnischfeger Industries, Inc.                       270,200          9,541,438
Ingersoll-Rand Co.+                                  113,500          4,596,750
                                                                     ----------
                                                                     45,154,363
--------------------------------------------------------------------------------
Media - 9.2%
Century Communications Corp.
  (Class "A" Stock)+                                 950,000          9,262,500
Comcast Corp.
  (Class "A" Stock)                                  182,600          5,820,375
Comcast Corp.
  (Class "A" Stock) Special                          318,626        $10,056,633
Cox Communication, Inc.
  (Class "A" Stock)+                                 145,587          5,832,579
Harcourt General, Inc.                               116,000          6,351,000
Tele-Communications, Inc.
  Liberty Media Group
  (Series A)+                                        190,300          6,898,375
Time Warner, Inc.                                    117,400          7,278,800
U.S. West Media Group+                               497,300         14,359,538
Viacom, Inc.
  (Class B Stock)+                                   150,000          6,215,625
                                                                     ----------
                                                                     72,075,425
--------------------------------------------------------------------------------
Metals - 3.9%
The Carbide/Graphite
  Group, Inc.+                                       407,400         13,749,750
Cleveland Cliffs, Inc.+                              102,000          4,672,875
Reliance Steel and Aluminum                          210,000          6,247,500
UCAR International, Inc.+                            153,600          6,134,400
                                                                     ----------
                                                                     30,804,525
--------------------------------------------------------------------------------
Miscellaneous-Industrial - 11.5%
Clarcor, Inc.                                        185,300          5,489,513
Coltec Industries, Inc.+                             294,200          6,821,763
Crane Co.                                            149,800          6,497,575
Flowserve Corp.                                      232,971          6,508,627
Global Industrial
  Technologies, Inc.+                                477,000          8,079,188
Harsco Corp.                                         101,300          4,368,563
Idex Corp.                                           102,600          3,578,175
Mark IV Industries, Inc.                             305,087          6,673,778
Pentair, Inc.                                        125,400          4,506,563
PPG Industries, Inc.                                 117,800          6,729,325
Regal Beloit Corp.                                   181,100          5,353,769
United Dominion Industries, Ltd.                     398,100         10,076,906
Varian Associates, Inc.                               83,800          4,237,138
Wolverine Tube, Inc.+                                373,800         11,587,800
                                                                     ----------
                                                                     90,508,683
--------------------------------------------------------------------------------
Paper Products - 1.3%
Boise Cascade Corp.                                  106,400          3,218,600
Georgia Pacific Corp.
  (Georgia - PAC Group)                                6,700            407,025
Georgia Pacific Corp.
  (Timber - Group) +                                   6,700            152,006
International Paper Co.                               90,400          3,898,500
Louisiana Pacific Corp.                              151,900          2,886,100
                                                                     ----------
                                                                     10,562,231
--------------------------------------------------------------------------------

                        See Notes to Financial Statements

                          Financial Statements of VCA-2
                 Statement of Net Assets as of December 31, 1997


Common Stock                                                            Value
Investments                                          Shares           [Note 2A]
--------------------------------------------------------------------------------
Railroads - 4.2%
Burlington Northern Santa Fe                         79,700         $ 7,407,119
CSX Corp.                                            92,400           4,989,600
Greenbrier Companies, Inc.                          254,100           4,399,106
Illinois Central Corp.                              193,500           6,591,094
Union Pacific Corp.                                  67,200           4,195,800
Varlen Corp.                                        213,683           5,238,555
                                                                    -----------
                                                                     32,821,274
--------------------------------------------------------------------------------
Regional Banks - 3.7%
Banc One Corp.                                       72,800           3,953,950
First Chicago NBD Corp.                              99,480           8,306,580
First Commerce Corporation                            6,300             423,675
Norwest Corp.                                       311,800          12,043,275
PNC Bank Corp.                                       69,000           3,937,313
                                                                     ----------
                                                                     28,664,793
--------------------------------------------------------------------------------
Retail - 3.9%
BJ's Wholesale Club, Inc. +                         139,000           4,361,125
Food Lion, Inc.
  (Class "A" Stock)                                 410,900           3,466,969
Food Lion, Inc.
  (Class "B" Stock)                                 137,500           1,134,375
Haverty Furniture, Inc.                             600,000           8,100,000
The Limited, Inc.                                   209,200           5,334,600
Officemax, Inc.+                                    212,400           3,026,700
Toys R Us+                                          156,700           4,926,256
                                                                     ----------
                                                                     30,350,025
--------------------------------------------------------------------------------
Specialty Chemicals - 3.6%
Cambrex Corp.                                       148,500           6,831,000
Ferro Corp.                                         271,500           6,600,844
French Fragances, Inc. +                            400,000           3,650,000
Great Lakes Chemical, Corp.                          82,100           3,684,238
Lilly Industries, Inc.                              102,300           2,109,938
OM Group, Inc.                                      150,000           5,493,750
                                                                     ----------
                                                                     28,369,770
--------------------------------------------------------------------------------
Trucking/Shipping - 0.8%
Interpool, Inc.                                     199,400           2,953,613
Pittston Burlington Group                           123,400           3,239,250
                                                                     ----------
                                                                      6,192,863
--------------------------------------------------------------------------------
Total Common Stocks Investment - 98.0%
  (Cost: $554,595,006)                                             $768,307,230
--------------------------------------------------------------------------------
Short-Term Investment -                           Principal
                                                    Amount
--------------------------------------------------------------------------------
Repurchase Agreement - 1.9%
  J.P. Morgan Securities, Inc., 5.74%
  Due 1/02/98, Amount
  Due-$15,075,805 (collaterized
  by $15,414,957, U.S.Treasury
  Bonds, 13.75%, Due 8/15/04)
  (Cost $15,071,000)                            $15,071,000          15,071,000
--------------------------------------------------------------------------------
Total Investments - 99.9%
  (Cost $569,666,006)                                                783,378,230
--------------------------------------------------------------------------------
Other Assets, Less Liabilities
Cash                                                                        832
Dividends and Interest Receivable                                       717,099
Receivable for Investments Sold                                       4,230,876
Payable for Pending
  Capital Transactions                                               (1,963,601)
Payable for Investments Purchased                                    (2,509,980)
--------------------------------------------------------------------------------
Total Other Assets
Less Liabilities - 0.1%                                                 475,226
--------------------------------------------------------------------------------
Net Assets - 100%                                                  $783,853,456
--------------------------------------------------------------------------------
Net Assets, representing:
Equity of Participants
  (other than Annuitants)
  28,643,154 Accumulation Units at an
  Accumulation Unit Value of $25.8828                              $741,364,935
Equity of Annuitants                                                 36,178,643
Equity of Prudential Insurance
  Company of America                                                  6,309,878
--------------------------------------------------------------------------------
                                                                   $783,853,456
================================================================================

The following abbreviations are used in portfolio descriptions:
ADR - American Depository Receipts
PLC - Public Limited Company
+ Non-income producing Security

                  See Notes to Financial Statements

                          Financial Statements of VCA-2
                             Statement of Operations

--------------------------------------------------------------------------------
Year Ended                                                     December 31, 1997
--------------------------------------------------------------------------------
Investment Income [Note 2B]
 Dividends                                                          $  6,840,490
 Interest                                                              1,395,390
--------------------------------------------------------------------------------
Total Income                                                           8,235,880
--------------------------------------------------------------------------------
Expenses [Note 3]
 Fees Charged to Participants and Annuitants
  for Investment Management Services                                     868,606
 Fees Charged to Participants (other than
  Annuitants) for Assuming Mortality and
   Expense Risks                                                       2,482,789
--------------------------------------------------------------------------------
Total Expenses                                                         3,351,395
--------------------------------------------------------------------------------
Investment Income - Net                                                4,884,485
--------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments -  Net [Note 2B]
 Realized Gain on Investments - Net                                  147,369,906
 Increase in Unrealized Appreciation on
  Investments - Net                                                   43,649,467
--------------------------------------------------------------------------------
Net Gain on Investments                                              191,019,373
--------------------------------------------------------------------------------
Net Increase In Net Assets Resulting from Operations                $195,903,858
================================================================================


                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------
Year Ended                                 December 31, 1997   December 31, 1996
--------------------------------------------------------------------------------
Operations
 Investment Income - Net                     $   4,884,485      $   4,143,434
 Realized Gain on Investments -
 Net [Note 2B]                                 147,369,906         77,378,955
 Increase In Unrealized
  Appreciation on Investments -
   Net [Note 2B]                                43,649,467         61,960,118
--------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                      195,903,858        143,482,507
--------------------------------------------------------------------------------
Capital Transactions [Notes 3 & 5]
 Purchase Payments and Transfers In             37,581,652         34,187,009
 Withdrawals and Transfers Out                 (80,261,096)       (54,140,871)
 Annual Administration Charges
  Deducted from Participants'
  Accumulation Accounts                            (28,266)           (30,477)
 Mortality and Expense Risk Charges
  Deducted from Annuitants' Accounts              (123,028)           (99,600)
 Variable Annuity Payments                      (4,174,661)        (3,459,550)
--------------------------------------------------------------------------------
Net Decrease In Net Assets
 Resulting from Capital  Transactions          (47,005,399)       (23,543,489)
--------------------------------------------------------------------------------
Net Increase/Decrease In Net
 Assets Resulting from Surplus
  Transfers [Note 6]                                78,656           (235,290)
--------------------------------------------------------------------------------
Total Increase in Net Assets                   148,977,115        119,703,728
 Net Assets
  Beginning of Year                            634,876,341        515,172,613
--------------------------------------------------------------------------------
  End of Year                                $ 783,853,456      $ 634,876,341
================================================================================

                        See Notes to Financial Statements

Notes to Financial Statements of VCA-2
--------------------------------------------------------------------------------
NOTE 1: General

     The Prudential Variable Contract Account-2 (VCA-2 or the Account) was established on January 9, 1968 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-2 has been designed for use by public school systems and certain tax-exempt organizations to provide for the purchase and payment of tax-deferred variable annuities. Its investments are composed primarily of common stocks. All contractual and other obligations arising under contracts participating in VCA-2 (Contracts) are general obligations of Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.

NOTE 2: Summary of Significant Accounting Policies

     A. Securitis Valuation

     Equity Securities

     Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Pricing Committee.

     Fixed Income Securities

     Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

     Short-Term Investments

     Short-term investments having maturities of sixty days or less are valued at amortized cost, which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.

     B. Securities Transactions and Investment Income

     Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-2. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Notes to Financial Statements of VCA-2
--------------------------------------------------------------------------------

     C. Taxes

     The operations of VCA-2 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

     D. Equity of Annuitants

     Reserves are computed for purchased annuities using the Prudential 1950 Group Annuity Valuation (GAV) Table, as adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less .5% which is a charge defined in Note 3A. The AIRs are selected by each Contract-holder and are described in the prospectus.

NOTE 3: Charges

     A. Prudential acts as investment manager for VCA-2 under an agreement for Investment Management Services. The expenses charged to VCA-2 consist of the following contract charges which are paid to Prudential:

          (i) An investment management fee is calculated daily at an effective annual rate of 0.125% of the current value of the accounts of Participants (other than Annuitants and Prudential). An equivalent charge is made monthly in determining the amount of Annuitants' payments.

          (ii) A daily charge for assuming mortality and expense risks is calculated at an effective annual rate of 0.375% of the current value of the accounts of Participants (other than Annuitants and Prudential). An equivalent charge is made monthly in determining the amount of Annuitants' payments.

     B. An annual administration charge of not more than $30 annually, is deducted from the accumulation account of certain Participants either time of withdrawal of the value of the entire Participant's account or at the end of the accounting year by canceling Accumulation Units. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract.

     C. A charge of 2.5% for sales a*nd other marketing expenses is made from certain Participant's purchase payments. For the year ended December 31, 1997, Prudential has advised the account it has received $9,628 for such charges.

NOTE 4: Purchases and Sales of Portfolio Securities

     For the year ended December 31, 1997, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $333,425,286 and $373,986,242 respectively.

Notes to Financial Statements of VCA-2
--------------------------------------------------------------------------------

NOTE 5: Unit Transactions

     The number of Accumulation Units issued and redeemed for the years ended December 31, 1997 and 1996 is as follows:

                                      1997            1996
          --------------------------------------------------
          Units issued             4,486,054       4,133,210
          --------------------------------------------------
          Units redeemed           6,391,015       5,185,531
          --------------------------------------------------

NOTE 6: Net Increase/Decrease in Net Assets Resulting from Surplus Transfers

     The increase/decrease in net assets resulting from surplus transfers represents the net additions/ reductions from the equity of Prudential from VCA-2.

NOTE 7: Related Party Transactions

     For the year ended December 31, 1997, Prudential Securities Incorporated, an indirect, wholly owned subsidiary of Prudential, earned $17,671 in brokerage commissions from portfolio transactions executed on behalf of VCA-2.

NOTE 8: Participant Loans

     Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other accounts are permitted to direct loan repayments into VCA-2.

     For the years ended December 31, 1997 and 1996, $18,529 and $36,354 of participant loan principal and interest has been paid to VCA-2, respectively.

This report is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2), (Long Term Growth Account, or the Account). It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for VCA-2. Prudential Investment Management Services LLC, Distributor, is an affiliate of The Prudential Insurance Company of America. VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America.

                        Report of Independent Accountants


To the Committee and Participants
of The Prudential Variable Contract Account - 2 of The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 2 of The Prudential Insurance Company of America (the "Account") at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years in the period ended December 31, 1995 were audited by other independent accountants whose report thereon dated February 15, 1996 expressed an unqualified opinion on those financial highlights.

Price Waterhouse LLP
New York, New York
February 18, 1998


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